UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[]       Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2)
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                JNL Series Trust
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------

     3)   Filing Party:

          ---------------------------------------------------------------

     4)   Date Filed:

          ---------------------------------------------------------------

                                JNL SERIES TRUST

                     JNL/Western Asset High Yield Bond Fund

                                 1 Corporate Way
                             Lansing, Michigan 48951

                 (This page has been intentionally left blank.)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 2, 2007

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on April 2, 2007 at 9:00 a.m., local time, to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. JNL/WESTERN ASSET HIGH YIELD BOND FUND ONLY. To approve or disapprove a change in sub-adviser and a proposed amendment to the Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("JNAM") and PPM America, Inc. ("PPM"), under which PPM would serve as sub-adviser to the Fund (the "Proposal").

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE CHANGE IN SUB-ADVISER.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 2, 2007, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. THE ISSUING INSURERS HAVE FIXED THE CLOSE OF BUSINESS ON MARCH 23, 2007 AS THE LAST DAY ON WHICH VOTING INSTRUCTIONS WILL BE ACCEPTED.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

                                            By Order of the Board of Trustees,

                                            /s/ Susan S. Rhee

February 21, 2007                           Susan S. Rhee

Lansing, Michigan                           Vice President, Counsel, & Secretary

JNL SERIES TRUST:  JNL/Western Asset High Yield Bond Fund



1 Corporate Way
Lansing, Michigan 48951

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                                  April 2, 2007

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), of proxies to be voted at a Special Meeting (the "Meeting") of shareholders of JNL/Western Asset High Yield Bond Fund (the "Fund"), a series of the Trust, to be held on April 2, 2007, at 9:00 a.m. local time, in the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").


The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about February 21, 2007.


                             ADDITIONAL INFORMATION

Additional information regarding the Trust and the Fund can be found in the Trust's most recent annual and semi-annual reports to shareholders.

THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH INCLUDE FINANCIAL STATEMENTS OF THE TRUST AS OF JUNE 30, 2006 (unaudited) AND DECEMBER 31, 2006 (audited) , MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 (Annuity and Life Service Center), (800) 599-5651 (NY Annuity and Life Service Center), (800) 777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), BY WRITING TO JNL SERIES TRUST, P.O. BOX 378002, DENVER COLORADO 82037-8002, OR BY VISITING WWW.JNL.COM OR WWW.JNLNY.COM.

                               VOTING INSTRUCTIONS

QUORUM AND VOTING

The Agreement and Declaration of Trust for JNL Series Trust, dated June 1, 1994 (the "Declaration of Trust"), provides that thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, and that 30% of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a shareholders meeting.

The Declaration of Trust further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the shareholder.

REQUIRED VOTE

The Declaration of Trust provides that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for a shareholder vote, and a plurality of the votes is sufficient to elect a Trustee, unless more than a simple majority is required by law or the Declaration of Trust. Where a vote of the "majority of the outstanding voting securities" of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The approval of a proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Approval of the Amendment with PPM by the Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the "1940 Act"), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the Amendment is approved by shareholders of the Fund, it will be implemented on or about April 30, 2007.


If the Amendment is not approved by shareholders of the Fund, PPM will not become the sub-adviser to the Fund and the Fund's advisory fees will not be reduced as shown in the table beginning on page 9. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of the Fund to approve the Amendment.


CONTRACT OWNER VOTING INSTRUCTIONS

The Trust is organized as a Massachusetts business trust. Interests in the Fund, a series of the Trust, are represented by shares. Shares of the Fund currently are sold only to separate accounts of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson of NY") to fund the benefits of variable life insurance and variable annuity contracts ("Variable Contracts") issued by Jackson or Jackson of NY (the "issuing insurers"), to qualified employee benefit plans of Jackson or directly to Jackson, Jackson of NY or to regulated investment companies. Although the issuing insurers legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of the Fund.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract. The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts ("Contract owners") with assets invested in the Fund. Contract owners at the close of business on February 2, 2007 (the "Record Date") will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session. Jackson and Jackson of NY will vote shares owned by themselves or by the qualified plans in proportion to voting instructions timely given by Contract owners.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If a Contract owner merely signs and returns the form, the issuing insurer will vote those shares in favor of the Proposal. If the Contract owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract owners. THE ISSUING INSURERS HAVE FIXED THE CLOSE OF BUSINESS ON MARCH 23, 2007 AS THE LAST DAY ON WHICH VOTING INSTRUCTIONS WILL BE ACCEPTED.

ADJOURNMENTS

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the Proposal depends upon whether a sufficient number of votes is cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

REVOCATION OF VOTING INSTRUCTIONS

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract owner executing the voting instructions can revoke them. The issuing insurers will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions.

                             SUMMARY OF THE PROPOSAL

PROPOSAL: TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE SUB-ADVISORY AGREEMENT WITH PPM AMERICA, INC. TO ACT AS SUB-ADVISER TO THE JNL/WESTERN ASSET HIGH YIELD BOND FUND

INTRODUCTION

JNAM serves as investment adviser to the Trust and each Fund pursuant to an Investment Advisory and Management Agreement, dated January 31, 2001, as amended by amendments dated February 22, 2001, August 9, 2001, November 7, 2001, February 14, 2002, May 16, 2002, May 16, 2002, September 30, 2002, December 15,
2003,  January 1, 2004,  February 18, 2004, May 3, 2004,  May 13, 2004,  July 1,
2004, October 4, 2004,  January 1, 2005, May 2, 2005, July 1, 2005,  November 1,
2005, January 17, 2006, May 1, 2006, and January 16, 2007 ("Current Investment Advisory Agreement"). JNAM also serves as administrator to the Trust and the Fund pursuant to an Administration Agreement dated December 15, 2004, as amended by amendments dated May 2, 2005, January 17, 2006, May 1, 2006, June 20, 2006, September 1, 2006, and January 16, 2007 ("Current Administration Agreement"). JNAM's address is 1 Corporate Way, Lansing, Michigan 48951.

JNAM is a wholly-owned subsidiary of Jackson which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc. JNAM also serves as the Trust's Administrator. Jackson National Life Distributors LLC ("JNLD"), whose address is 8055 E. Tufts Avenue, Denver, Colorado 80237, is the principal underwriter of the shares of the Fund. JNLD is a wholly-owned subsidiary of Jackson.

Under the Current Investment Advisory Agreement, JNAM may delegate certain of its duties to a sub-adviser. The Current Investment Advisory Agreement further provides that JNAM is solely responsible for payment of any fees or other charges arising from such delegation. Currently, Western Asset Management Company ("Western") serves as sub-adviser to the JNL/Western Asset High Yield Bond Fund (herein after referred to as the "Fund").

At a meeting held on February 7, 2007, the Board of Trustees, including the Independent Trustees, unanimously approved the replacement of Western with PPM America, Inc. ("PPM"), as the sub-adviser to the Fund, PPM is an affiliate of Jackson. The Board recommends PPM as sub-adviser for the Fund, because, as explained in more detail below, JNAM believes that PPM can provide comparable performance at lower expense.


The President of JNAM is Mark D. Nerud. The members of the Board of Managers of JNAM are Andrew B. Hopping, Thomas J. Meyer, Mark D. Nerud and Robert A. Fritts. The address and principal occupation of each Manager are set out in the table below.


------------------------------- ---------------------------------- ----------------------------------------------

MANAGER                         ADDRESS                            PRINCIPAL OCCUPATION

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------

Andrew B. Hopping               1 Corporate Way                    Executive Vice President and Chief Financial
                                Lansing, Michigan 48951            Officer of Jackson National Life Insurance
                                                                   Company


------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------

Thomas J. Meyer                 1 Corporate Way                    Senior Vice President, General Counsel, and
                                Lansing, Michigan 48951            Secretary of Jackson National Life Insurance
                                                                   Company


------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------

Mark D. Nerud                   1 Corporate Way                    Vice President of Jackson National Life
                                Lansing, Michigan 48951            Insurance Company


------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------

Robert A. Fritts                1 Corporate Way                    Senior Vice President and Controller of
                                Lansing, Michigan 48951            Jackson National Life Insurance Company


------------------------------- ---------------------------------- ----------------------------------------------

INFORMATION CONCERNING PPM

PPM is a Delaware corporation, incorporated in 1990, and headquartered in Chicago, Illinois. PPM is an indirect wholly-owned subsidiary of Prudential plc, a company incorporated in the United Kingdom ("UK Parent"). PPM is an affiliate of Jackson, which in turn is wholly owned by the UK Parent, a publicly traded life insurance company in the United Kingdom. The UK Parent and its affiliated companies constitute one of the world's leading financial services groups. It provides insurance and financial services through its subsidiaries and affiliates throughout the world. The UK Parent is not affiliated in any manner with Prudential Financial, Inc, a company whose principal place of business is in the United States of America. PPM's address is 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.


PPM currently serves as an investment adviser to institutional accounts. PPM has also served as sub-adviser to the Trust since January 16, 2007. PPM currently manages over $70 billion in assets, including those of Jackson and of other affiliated and unaffiliated companies.


PPM provides investment advisory services primarily to insurance companies, including affiliates such as its UK insurance company, Jackson, and other affiliated and unaffiliated institutional clients such as CDOs and private investment funds, as well as a limited number of trusts of individuals and their family members. PPM provides advice regarding securities, including U.S. public and private equity and fixed income securities, high yield debt, structured products (cash flow and market value CDOs and CLOs as examples) and distressed securities. Clients may establish accounts to be managed directly by PPM. In addition, PPM acts as sub-adviser to certain affiliated foreign advisers with respect to the U.S. portfolios of life insurance company accounts and other accounts (or products managed by such foreign affiliates). PPM provides services within the mandate provided by each applicable client and, absent a specific agreement with the client, PPM does not provide general financial planning advice.

In addition to the foregoing, PPM may from time to time, at the request of its affiliates, including affiliated investment advisers, provide credit research and support for its affiliates, including consulting services relating to the investment management process, operations and other related functions of such affiliates.

The President of PPM is Leandra Knes Johnson. The members of the Board of Directors of PPM are Clark P. Manning, Jr., Leandra Knes Johnson, and Mark B. Mandich. The address and principal occupation of each Director are set out in the table below.

------------------------------- ---------------------------------- ----------------------------------------------
DIRECTOR                        ADDRESS                            PRINCIPAL OCCUPATION
------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Clark P. Manning, Jr.           1 Corporate Way                    President and Chief Executive Officer of
                                Lansing, Michigan 48951            Jackson National Life Insurance Company

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Leandra Knes Johnson            225 West Wacker Drive              President, Chief Executive Officer, and
                                Chicago, Illinois 60606            Chief Investment Officer of PPM America, Inc.

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Mark B. Mandich                 225 West Wacker Drive              Chief Operating Officer, Chief Compliance
                                Chicago, Illinois 60606            Officer, and Treasurer of PPM America, Inc.

------------------------------- ---------------------------------- ----------------------------------------------

INFORMATION REGARDING THE CURRENT SUB-ADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY

Currently Western serves as the sub-adviser to the Fund, pursuant to an Investment Sub-Advisory Agreement, dated May 1, 2006, as amended January 16, 2007, (the "Current Western Sub-Advisory Agreement").

The Current Western Sub-Advisory Agreement was approved by the Board of Trustees with respect to the Fund at a meeting held on January 27, 2006. The Current Western Sub-Advisory Agreement was most recently approved by the initial shareholder of the JNL/Western Asset High Yield Bond Fund on March 2, 1998. The Current Western Sub-Advisory Agreement reflects a restatement of an earlier sub-advisory agreement between JNAM and PPM America ("PPM"). PPM was the sub-adviser to the JNL/PPM America High Yield Bond Fund from May 15, 1995 to October 4, 2004. On October 4, 2004, the JNL/PPM America High Yield Bond Fund was merged with the JNL/Salomon Brothers High Yield Bond Fund with Salomon Brothers Asset Management Inc. as sub-adviser to the Fund from October 4, 2004 to May 1, 2006. The investment sub-advisory agreement between SBAM and JNAM reflected a restatement of the original sub-advisory agreement between Jackson National Financial Services, LLC, JNAM's predecessor and SBAM with respect to the Fund, which was identical to the Current Western Sub-Advisory Agreement in all material respects.

Under the Current Western Sub-Advisory Agreement (as described above), Western provides investment portfolio management services to the Fund. Western is responsible for managing the investment and reinvestment of the assets of the Fund, subject to the oversight and supervision of JNAM and the Board of Trustees.

Western is responsible for supervising and directing the investments of the Fund in accordance with its investment objective, program and restrictions. Western is also responsible for effecting all securities transactions on behalf of the Fund.

The Current Western Sub-Advisory Agreement also provides that Western, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Current Western Sub-Advisory Agreement also provides that Western is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Tax Code"), applicable to the Fund (relating to the diversification requirements applicable to investments in Variable Contracts).

JNAM is obligated to pay Western out of the advisory fee it receives from the Fund. As discussed below, the sub-advisory fee proposed to be paid to PPM is lower than the fee currently paid to Western, and JNAM proposes to reduce its advisory fees for the Fund. Unless modified or terminated, the Current Western Sub-Advisory Agreement will continue with respect to the Fund from year to year as long as such continuance is specifically approved at least annually by the Boards of Trustees, including a majority of the Independent Trustees, or by the affirmative vote of a majority of the outstanding voting shares of the Fund. The Current Western Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund or JNAM, or on 90 days' written notice by Western. The Current Sub-Advisory Agreement automatically terminates in the event of its assignment.

MATERIAL TERMS OF THE AMENDMENT TO THE SUB-ADVISORY AGREEMENT

The Amendment to the Sub-Advisory Agreement between JNAM and PPM (the "Amendment") with respect to the Fund is the same in all material respects as the Current Western Sub-Advisory Agreement with respect to this Fund, other than the identity of the sub-adviser and the reduction in the sub-advisory fee. If shareholders approve this proposal, the initial term of the Amendment will commence on or about April 30, 2007 with respect to the Fund. A form of the Amendment and the Investment Sub-Advisory Agreement between JNAM and PPM dated January 16, 2007 is attached to this proxy statement as Appendix A-1 and A-2.

Under the Amendment, PPM would provide sub-advisory services to the Fund, including making decisions regarding the acquisitions, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the Amendment must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Tax Code, any other applicable provisions of law, the Trust's Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of the Fund as adopted by the Trustees and as disclosed in the Fund's registration statements on file with the SEC, as amended from time to time.

As compensation for its services, PPM will be entitled to receive from JNAM fees calculated as a percentage of the Fund's average daily net assets. Fees under the Amendment will be calculated at a lower rate than those incurred under the Current Western Sub-Advisory Agreement. The current rate and the rate proposed to be charged by PPM and the Advisory fee changed by JNAM to the Fund are shown in the table below:

---------------------------- --------------------------------------------- ------------------------------------------
           FUND                         CURRENT SUB-ADVISORY FEE                     PROPOSED SUB-ADVISORY FEE
 ---------------------------- --------------------------------------------- ------------------------------------------
---------------------------- -------------------------------- ------------ -------------------------------- ---------
JNL/Western Asset High       0 to $50 million                 .35%         $0 to $150 million               .20%
Yield Bond Fund              $50 million to $100 million      .30%         $150 million to $300 million     .175%
                             Amounts over $100 million        .25%         Over $300 million                .15%
---------------------------- -------------------------------- ------------ -------------------------------- ---------

---------------------------- --------------------------------------------- ------------------------------------------
          FUND                          CURRENT ADVISORY FEE                         PROPOSED ADVISORY FEE
---------------------------- --------------------------------------------- ------------------------------------------
---------------------------- -------------------------------- ------------ -------------------------------- ---------
JNL/Western Asset High       $0 to $50 million                .55%         $0 to $150 million               .50%
Yield Bond Fund              $50 million to $150 million      .50%         $150 to $500 million             .45%
                             $150 million to $300million      .475%        Over $500 million                .425%
                             $300 million to $500 million     .45%
                             Over $500 million                .425%
---------------------------- -------------------------------- ------------ -------------------------------- ---------

The Trustees believe that the proposed fee schedule is fair and reasonable for the services to be provided by PPM to the Fund. If this Proposal is approved by the Fund's shareholders, the Amendment and the reduced advisory fee will become effective on or about April 30, 2007.

As noted above, JNAM proposes to reduce its advisory fee if this proposal to enter into a Amendment with PPM is approved. The effect of this reduction in the advisory fee is shown in the Table headed "Annual Fund Operating Expenses" below. It also is reflected in the Examples in the Table headed "Pro Forma Shareholder Expenses" below.

The aggregate amount of compensation paid by JNAM to the current sub-adviser for its services for the year ended December 31, 2006, the amount that JNAM would have paid PPM had the proposed sub-advisory fee been in effect during such period, and the difference between the two, stated as a percentage of the sub-advisory fees actually paid in 2006, are set forth in the following table:

-------------------------------------- ------------------------ --------------------------- -----------------------
                FUND                           ACTUAL                 PRO FORMA PPM
                                            SUB-ADVISORY             SUB-ADVISORY FEES          PRO FORMA FEE
                                             FEES PAID               (BASED ON ACTUAL             REDUCTION*
                                              IN 2006                  AVERAGE DAILY
                                                                    NET ASSETSFOR 2006*)
-------------------------------------- ------------------------ --------------------------- -----------------------
-------------------------------------- ------------------------ --------------------------- -----------------------
JNL/Western Asset High Yield Bond             $861,622                   $584,473                 $277,149
Fund
-------------------------------------- ------------------------ --------------------------- -----------------------

During 2006, the Trust also paid $1,213,634 to Western in sub-advisory fees for managing two other funds of the Trust. During 2006, the Trust did not pay any amounts to PPM.

The aggregate amount of compensation paid by the Fund to JNAM for its services for the year ended December 31, 2006, the amount that Fund would have paid JNAM had the proposed advisory fee been in effect during such period, and the difference between the two, stated as a percentage of the sub-advisory fees actually paid in 2006, are set forth in the following table:

-------------------------------------- ----------------------- ---------------------------- ----------------------
                FUND                           ACTUAL            PRO FORMA ADVISORY FEES
                                           ADVISORY FEES        (BASED ON ACTUAL AVERAGE        PRO FORMA FEE
                                            PAID IN 2006       DAILY NET ASSETS FOR 2006*)       REDUCTION*
-------------------------------------- ----------------------- ---------------------------- ----------------------
-------------------------------------- ----------------------- ---------------------------- ----------------------
JNL/Western Asset High Yield Bond           $1,548,944                 $1,490,919                  $58,025
Fund
-------------------------------------- ----------------------- ---------------------------- ----------------------

* Net assets at December 31, 2006 were approximately $370,196,000.

-----------------------------------------------------------------------------------------------------------------
                                         ANNUAL FUND OPERATING EXPENSES
                                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ---------------- --------------- -------------- --------------
                      Fund                            Advisory/     Distribution/       Other      Total Annual
                                                   Administrative                                    Operating
                                                         Fee          12b-1 fee       Expenses       Expenses
-------------------------------------------------- ---------------- --------------- -------------- --------------
-------------------------------------------------- ---------------- --------------- -------------- --------------
CLASS A
-------------------------------------------------- ---------------- --------------- -------------- --------------
-------------------------------------------------- ---------------- --------------- -------------- --------------
JNL/Western Asset High Yield Bond Fund                    0.60%          0.20%           0%             0.80%
-------------------------------------------------- ---------------- --------------- -------------- --------------
-------------------------------------------------- ---------------- --------------- -------------- --------------
CLASS B
-------------------------------------------------- ---------------- --------------- -------------- --------------
-------------------------------------------------- ---------------- --------------- -------------- --------------
JNL/Western Asset High Yield Bond Fund                    0.60%           0%             0%             0.60%
-------------------------------------------------- ---------------- --------------- -------------- --------------

-----------------------------------------------------------------------------------------------------------------
                                    PRO FORMA ANNUAL FUND OPERATING EXPENSES
                                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ---------------- --------------- -------------- --------------
                      Fund                            Advisory/     Distribution/       Other      Total Annual
                                                   Administrative                                    Operating
                                                         Fee          12b-1 fee       Expenses       Expenses
-------------------------------------------------- ---------------- --------------- -------------- --------------
-------------------------------------------------- ---------------- --------------- -------------- --------------
CLASS A
-------------------------------------------------- ---------------- --------------- -------------- --------------
-------------------------------------------------- ---------------- --------------- -------------- --------------
JNL/Western Asset High Yield Bond Fund                    0.58%          0.20%           0%             0.78%
-------------------------------------------------- ---------------- --------------- -------------- --------------
-------------------------------------------------- ---------------- --------------- -------------- --------------
CLASS B
-------------------------------------------------- ---------------- --------------- -------------- --------------
-------------------------------------------------- ---------------- --------------- -------------- --------------
JNL/Western Asset High Yield Bond Fund                    0.58%           0%             0%             0.58%
-------------------------------------------------- ---------------- --------------- -------------- --------------

EXAMPLE: The first set of Examples for Class A and Class B illustrates the actual expenses of investing in the Fund under the current Investment Advisory and Management Agreement, assuming that the Proposal is not approved. The second set of Examples for Class A and Class B illustrates the pro forma expenses of investing in the Fund subject to the Proposal, assuming approval of the Proposal. The Examples below assume that the shareholder invests $10,000 in the Fund for the time periods indicated and then redeems all of the shares at the end of those periods. The Example also assumes that a shareholder's investment has a 5% return each year and that the Fund's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholder's costs would be:

------------------------------------------------------ ------------- --------------- -------------- -------------
                        FUND                             ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
------------------------------------------------------ ------------- --------------- -------------- -------------
------------------------------------------------------ ------------- --------------- -------------- -------------
CLASS A
------------------------------------------------------ ------------- --------------- -------------- -------------
------------------------------------------------------ ------------- --------------- -------------- -------------
JNL/Western Asset High Yield Bond Fund                     $82            $255           $444           $990
------------------------------------------------------ ------------- --------------- -------------- -------------
------------------------------------------------------ ------------- --------------- -------------- -------------
CLASS B
------------------------------------------------------ ------------- --------------- -------------- -------------
------------------------------------------------------ ------------- --------------- -------------- -------------
JNL/Western Asset High Yield Bond Fund                     $61            $192           $335           $750
------------------------------------------------------ ------------- --------------- -------------- -------------

-------------------------------------------------------------------------------------------------------------------
                                          PRO FORMA SHAREHOLDER EXPENSES
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------- ------------- -------------- -------------- --------------
                         FUND                              ONE YEAR     THREE YEARS    FIVE YEARS      TEN YEARS
-------------------------------------------------------- ------------- -------------- -------------- --------------
-------------------------------------------------------- ------------- -------------- -------------- --------------
CLASS A
-------------------------------------------------------- ------------- -------------- -------------- --------------
-------------------------------------------------------- ------------- -------------- -------------- --------------
JNL/Western Asset High Yield Bond Fund                       $80           $249           $433           $966
-------------------------------------------------------- ------------- -------------- -------------- --------------
-------------------------------------------------------- ------------- -------------- -------------- --------------
CLASS B
-------------------------------------------------------- ------------- -------------- -------------- --------------
-------------------------------------------------------- ------------- -------------- -------------- --------------
JNL/Western Asset High Yield Bond Fund                       $59           $186           $324           $726
-------------------------------------------------------- ------------- -------------- -------------- --------------

THE EXAMPLES ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE FUND. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist shareholders in understanding the expenses a shareholder in the Fund will bear. It does not reflect the expenses of the Variable Contracts or the separate accounts that invest in the Fund.

A discussion regarding the basis for the approval by the Board of Trustees of the Amendment is contained under "Board of Trustees' Evaluation" below.

If the Amendment is approved by shareholders of the Fund, it will take effect on or about April 30, 2007. Unless modified or terminated, the Sub-Advisory Agreement dated January 16, 2007, will continue with respect to the Fund for two years, and thereafter from year to year but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not parties to the agreement or interested parties of any such party or by the affirmative vote if a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund or JNAM or on 60 days written notice by PPM. The agreement automatically terminates in the event of its assignment.

If the Amendment is approved by the Fund's shareholders, the name of the Fund will be changed to reflect that PPM will have become its sub-adviser.

PPM would utilize teams of investment professionals acting together to manage the assets of the Fund. The teams would meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams would adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

With respect to portfolio security transactions, JNAM and PPM would attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. JNAM and PPM would be authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" may include (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions are authorized to be paid to firms that provide research services to the extent permitted by law. JNAM and PPM would be able to use this research information in managing the Fund's assets, as well as the assets of other clients. However, PPM currently does not plan to use soft dollars, engage in directed brokerage or engage in cross trades with client accounts it manages in connection with the Fund's securities transactions.

Any portfolio transaction for the Fund may be executed through brokers that are affiliated with the Fund, other funds of the Trust, JNAM, and/or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

The  Fund  did  not  engage  in  any  brokerage   transactions  with  affiliated
broker-dealers during the fiscal year ended December 31, 2006.


OTHER INVESTMENT COMPANIES SUB-ADVISED BY PPM

PPM does not currently act as adviser or sub-adviser to any other registered investment companies having similar investment objectives and policies to those of the JNL/Western Asset High Yield Bond Fund. However, PPM has served as sub-adviser to another fund of the Trust since January 16, 2007 and has managed similar investment objectives for Jackson.


BOARD OF TRUSTEES' EVALUATION

At a meeting on February 7, 2007, the Board, including all of the Independent Trustees, considered information relating to the Amendment. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Amendment. The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board's discussion, the Board approved the Amendment.

In reviewing the Amendment and considering the information provided, the Board was advised by the Fund's outside legal counsel, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including principally: (1) the nature, quality and extent of the services to be provided, (2) the costs of the services to be provided, (3) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (4) other benefits that may accrue to PPM through its relationship with the Fund. The Board did not consider PPM's profitability because PPM does not currently serve as the Fund's sub-adviser. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board's decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Amendment, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the proposed Amendment. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Amendment is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

NATURE, QUALITY AND EXTENT OF SERVICES

The Board examined the nature, quality and extent of the services to be provided by PPM, including investment research, security selection and monitoring compliance with the Fund's investment restrictions, policies and procedures. The Board considered JNAM's evaluation of PPM, as well as JNAM's recommendation, based on its review of PPM, to approve the Amendment.

The Board reviewed the qualifications, backgrounds and responsibilities of PPM's key personnel who would be responsible for the day-to-day management of the Fund. The Board also reviewed information pertaining to PPM's organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about PPM from the Fund's Chief Compliance Officer ("CCO").

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by PPM under the Amendment.

COSTS OF SERVICES

The Board reviewed the fee to be paid to PPM under the Amendment. The Board compared the proposed fee to that of comparable funds managed by other advisers. The Board considered that the proposed fee was lower than the Fund's current sub-advisory fee. The Board also considered that while the Fund's sub-advisory fee is paid by JNAM (not the Fund) and, therefore, is neither a direct shareholder expense nor a direct influence on the Fund's total expense ratio, the Fund's total expense ratio under the Amendment would decrease because JNAM had agreed to lower the Fund's advisory fee in order to pass a portion of the savings on to Fund shareholders.

ECONOMIES OF SCALE

The Board considered whether the proposed sub-advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the Fund's fee arrangement contains breakpoints that decrease the fee rate as assets increase. In light of this, the Board concluded that it would be fair and reasonable and in the best interests of the Fund and its shareholders to approve the Amendment.

OTHER BENEFITS

In evaluating the benefits that may accrue to PPM through its relationship with the Fund, the Board noted that PPM may develop additional investment advisory business with JNAM, the Fund's shareholders or PPM's other clients as a result of its relationship with the Fund.

After full consideration of these and other factors, the Board concluded that approval of the Amendment was fair and reasonable and in the best interests of the Fund and its shareholders. Accordingly, the Board, including the Independent Trustees, unanimously approved the Amendment and voted to recommend that the Fund's shareholders approve the Proposal.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL.

                               OUTSTANDING SHARES

The Trustees have fixed the close of business on February 2, 2007, as the Record Date for the determination of the shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of Fund shares:

---------------------------------------------------------------------------------- --------------------------------
                                                                                         SHARES OUTSTANDING
FUND
---------------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------------- --------------------------------
JNL/Western Asset High Yield Bond Fund - Class A                                                    43,050,547.816
---------------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------------- --------------------------------
JNL/Western Asset High Yield Bond Fund - Class B                                                       536,060.362
---------------------------------------------------------------------------------- --------------------------------

As of February 2, 2007, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, certain Funds of the Trust organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts which hold shares in the Trust as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. Shares of certain Funds are owned in part by the JNL/S&P Funds of the Trust, which are organized as "fund-of-funds" investing exclusively in other Funds of the Trust.

As of February 2, 2007, there were no persons that beneficially owned more than 5% of the shares of the Fund.

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of February 2, 2007, no person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

The S&P Funds noted above are funds of the Trust. The address for the S&P Funds and Jackson is 1 Corporate Way, Lansing, Michigan 48951.

                        INFORMATION ABOUT THE DISTRIBUTOR

The Trust's Distributor is JNLD, a wholly-owned subsidiary of Jackson. JNLD's principal offices are located at 8055 E. Tufts Avenue, Denver, Colorado 80237. JNLD is a wholly-owned subsidiary of Jackson.

                                 OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

         SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

The Board of Trustees has determined that the use of this Proxy Statement is in the best interest of the Fund and its investors in light of the same matters being considered and voted on by the shareholders. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of Jackson.


JNAM, as the Trust's Administrator, has retained the services of Management Information Services ("MIS"), 61 Accord Park Drive, Norwell, Massachusetts 02061, to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by MIS in connection with this proxy solicitation is approximately $30,000.


The costs of printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by JNAM. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

 PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS
                          REQUESTED. A SELF-ADDRESSED,
            POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Susan S. Rhee
Susan S. Rhee
Secretary


Dated: February 21, 2007
Lansing, Michigan

                                  APPENDIX A -1

                        INVESTMENT SUB-ADVISORY AGREEMENT


     This AGREEMENT is effective this 16th day of January 2007, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and PPM AMERICA, INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement ("Management Agreement") dated as of January 31, 2001 with the Trust; and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

     a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     b)   the Trust's By-Laws and amendments thereto;

     c)   resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

     f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

     During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

     Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

3. MANAGEMENT. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, and based on information obtained from the Funds' administrator, custodian and other service providers, shall take reasonable steps to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

     Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

     The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

     c) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

     e) will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

     f) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

     g)   will act upon reasonable instructions from Adviser;

     h) will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, PROVIDED, HOWEVER, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

     i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; and

     j) may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

     Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker's execution capabilities and any research provided by the broker that aids the Sub-Adviser's investment decision-making process. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

6. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust shall be available for inspection by the Trust and Adviser upon their reasonable request and agrees to provide the Trust with copies of any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

     The Sub-Adviser represents and warrants that in no event shall the Sub-Adviser provide similar investment advisory services to any U.S. registered investment company client comparable to the Funds being managed under this Agreement at a composite rate of compensation less than that provided for herein.

9. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.  ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

     (a)  The assets of the Account may be  invested  in futures  contracts  and consents to the Sub-Adviser's use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund's ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust's status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

     (b) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

     (c) The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

     (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

     (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

     (c)  A copy of the current compliance procedures for each Fund.

     The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, except that the top 10 holdings may be disclosed 15 days after month end. In addition, at the end of each quarter, the Adviser may disclose to certain third party data or service providers to the Fund, who have entered into a confidentiality agreement with the Adviser, a list of securities purchased or sold by the Fund during the quarter.

16. ENTIRE AGREEMENT; AMENDMENT OF THIS AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

     A)   TO ADVISER:
          Jackson National Life Insurance Company
          1    Corporate Way
          Lansing, MI 48951
          Attn: Thomas J. Meyer

     B)   TO SUB-ADVISER: PPM America, Inc.
          225  W. Wacker Drive, Suite 1200
          Chicago, IL 60606
          Attention: Wes Wetherell

18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.


     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 16th day of January 2007.


                           JACKSON NATIONAL ASSET MANAGEMENT, LLC

                           By:      /S/ ANDREW B. HOPPING
                           Name:    ANDREW B. HOPPING
                           Title:   PRESIDENT


                           PPM AMERICA, INC.

                           By:      /S/ MARK B. MANDICH
                           Name:    MARK B. MANDICH
                           Title:   EXECUTIVE VICE PRESIDENT

                                   SCHEDULE A
                                JANUARY 16, 2007
                                     (FUNDS)

  ----------------------------------------------------------------------------
                        JNL/PPM AMERICA VALUE EQUITY FUND
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                                JANUARY 16, 2007
                                 (COMPENSATION)

----------------------------------------------------------------------------

                      JNL/PPM AMERICA VALUE EQUITY FUND

----------------------------------------------------------------------------
------------------------------------------------------- --------------------

AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$0 to $150 Million                                              0.25%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$150 Million to $300 Million                                    0.20%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

Amounts over $300 Million                                       0.17%

------------------------------------------------------- --------------------

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                                PPM AMERICA, INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and PPM AMERICA, INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 17, 2007 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, in order to reflect a change in sub-adviser, Schedule A and Schedule B must be amended.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2007, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 30th day of April, 2007.

JACKSON NATIONAL ASSET MANAGEMENT, LLC          PPM AMERICA, INC.

By:__________________________                   By:
Name:  MARK D. NERUD                            Name:__________________________
Title:   PRESIDENT                              Title:_________________________

                                   SCHEDULE A
                                 APRIL 30, 2007
                                     (FUNDS)

  ----------------------------------------------------------------------------
                      JNL/PPM AMERICA HIGH YIELD BOND FUND
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        JNL/PPM AMERICA VALUE EQUITY FUND
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                                 APRIL 30, 2007
                                 (COMPENSATION)

----------------------------------------------------------------------------
                    JNL/PPM AMERICA HIGH YIELD BOND FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $0 to $150 Million                                              0.20%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $150 Million to $300 Million                                   0.175%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 Amounts over $300 Million                                       0.15%
 ------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                       JNL/PPM AMERICA VALUE EQUITY FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $150 Million                                              0.25%
------------------------------------------------------- --------------------
$150 Million to $300 Million                                    0.20%
------------------------------------------------------- --------------------
Amounts over $300 Million                                       0.17%
------------------------------------------------------- --------------------

                                                     YOUR INSTRUCTIONS ARE IMPORTANT.
                                                     FAST, CONVENIENT VOTING OPTIONS!
JNL/WESTERN ASSET HIGH
   YIELD BOND FUND

O    GIVE   INSTRUCTIONS  BY  TELEPHONE.   Call  our  toll-  free   O  GIVE  INSTRUCTIONS  ON THE INTERNET.  Log on to our Internet
     dedicated voting number  1-888-221-0697.  The voting site is      voting web site - WWW.PROXYWEB.COM  and follow the on-screen
     open 24  hours a day,  7 days a week.  Follow  the  recorded      instructions.   You  may   request   confirmation   of  your
     instructions. Your instructions will be confirmed at the end      instructions.
     of the call.
                                 IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE AND
                                 RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

999  999  999  999  99           INSTRUCTIONS  TO JACKSON NATIONAL LIFE INSURANCE COMPANY AND/OR JACKSON
FUND NAME PRINTS HERE            NATIONAL LIFE INSURANCE COMPANY OF NEW  YORK
FUND NAME PRINTS HERE            FOR THE SPECIAL MEETING OF INTEREST HOLDERS APRIL 2, 2007

The undersigned  hereby instructs Jackson National Life Insurance Company and/or Jackson  National  Life  Insurance  Company
of New York (the  "Companies"), as issuers through their respective  separate accounts of the Variable  Contract(s)owned by the undersigned,  to vote all the interests in the  JNL/Western  Asset High Yield Bond Fund of JNL Series Trust related to the Variable
Contract owned by the  undersigned at the Special Joint Meeting of Interest  Holders to be held on April 2, 2007, at 9:00 a.m.
Eastern Time at the offices of Jackson National Life Insurance Company, 1 Corporate Way,  Lansing,  Michigan  48951, and any
adjournment  thereof  ("Meeting").  THESE INSTRUCTIONS ARE BEING SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY, ON BEHALF OF
ITS JACKSON NATIONAL SEPARATE ACCOUNTS I, III, IV, AND/OR V AND BY JACKSON  NATIONAL LIFE INSURANCE COMPANY OF NEW YORK, ON BEHALF
OF ITS JNLNY SEPARATE ACCOUNT I, JNLNY SEPARATE ACCOUNT II AND JNLNY SEPARATE ACCOUNT IV. THE COMPANY THAT ISSUED YOUR VARIABLE
CONTRACT WILL VOTE THE INTERESTS RELATED THERETO AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS VOTING INSTRUCTION CARD SHALL
BE DEEMED TO BE INSTRUCTIONS TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS VOTING INSTRUCTION CARD ALSO GRANTS
DISCRETIONARY  POWER TO VOTE  UPON  SUCH  OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                                                  Date __________________ , 2007

                                                                  [GRAPHIC OMITTED]

                                                                  Signature (owner, trustee,  custodian, etc.) (PLEASE SIGN IN BOX)
                                                                  Please sign exactly as name appears hereon. If Variable Contracts are held in the name of two or more  persons,  both should  sign.
                                                                  Attorneys-in-fact,  executors,  administrators,  etc.  should  so indicate.  If the Contract owner is a corporation or partnership, please sign in full corporate or  partnership  name by authorized person.
                                                                                                                           JNL (sc)
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
                                              PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
                                              PLEASE DO NOT USE FINE POINT PENS.

THESE VOTING INSTRUCTIONS ARE JOINTLY SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE
INSURANCE COMPANY OF NEW YORK.

1.   To  approve a change in  sub-adviser  and an  Amendment  to the  Investment     FOR     AGAINST     ABSTAIN
     Sub-Advisory  Agreement  between  Jackson  National Asset  Management,  LLC     [ ]       [ ]         [ ]
     ("JNAM") and PPM America, Inc. ("PPM"), under which PPM America, Inc. would serve as sub-adviser to the JNL/Western Asset High Yield Bond Fund.

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.


                                               PLEASE SIGN AND DATE ON THE REVERSE SIDE.
                                                                                               JNL (sc)

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
JNL SERIES TRUST
                                                                                                                         PROXY CARD
999  999  999  999  99                                                                                             JNL SERIES TRUST
FUND NAME PRINTS HERE                                                                               SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                                                                                                 APRIL 2, 2007


The undersigned hereby appoints Susan S. Rhee and Patrick Garcy, and each of them, with full power of substitution, as proxies to vote all shares of JNL Series Trust (the "Trust") that the  undersigned  is entitled in any capacity to vote at the Special Meeting of  Shareholders to be held at 1 Corporate Way, Lansing, Michigan  48951 at 9:00 a.m., Eastern Time,  April 2, 2007, and any
adjournments  thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to this proxy card will be as specified.  If no specification  is made as to an item, voting will be for such item.  A proxy card is provided for the shares of the JNL/Western Asset High Yield Bond Fund that you held as of
February 2, 2007. Please sign, date, and return all proxy cards received in the enclosed postage-paid envelope.


                                                                                                 Date __________________ , 2007
                                                         [GRAPHIC OMITTED]

                                                         Signature  (owner,  trustee,  custodian,  etc.) (PLEASE SIGN IN BOX)

                                                         Please sign exactly as name appears  hereon.  If the account is held in the
                                                         name  of  two  or  more  persons,  both  should  sign.   Attorneys-in-fact,
                                                         executors, administrators, etc. should so indicate. If the account owner is a corporation or partnership,  please sign in full corporate or partnership name by authorized person.
                                                                                                                      JNL 401k (sc)
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

                                             PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                             PLEASE DO NOT USE FINE POINT PENS.

THESE VOTING  INSTRUCTIONS  ARE JOINTLY  SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE
INSURANCE COMPANY OF NEW YORK.

1.   To  approve a change in  sub-adviser  and an  Amendment  to the  Investment     FOR     AGAINST     ABSTAIN
     Sub-Advisory  Agreement  between  Jackson  National Asset  Management,  LLC     [ ]       [ ]         [ ]
     ("JNAM") and PPM America, Inc. ("PPM"), under which PPM America, Inc. would serve as sub-adviser to the JNL/Western Asset High Yield Bond Fund.

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.                   JNL 401k (sc)
